UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

The AZEK Company Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39322	90-1017663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 W Fulton Street 350 Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 275-2935

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AZEK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 1, 2024, The AZEK Company Inc. (the "Company") held its annual meeting of stockholders (the “Annual Meeting”). A total of 139,105,013 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 95.4% of the shares outstanding and entitled to vote at the Annual Meeting, thus providing a quorum.

The final voting results are as follows:

Proposal No. 1: Election of Gary Hendrickson, Jesse Singh, Sallie B. Bailey, Pamela Edwards, Howard Heckes, Vernon J. Nagel, Harmit Singh and Fiona Tan to the Company’s Board of Directors

The Company’s stockholders elected Messrs. Hendrickson, J. Singh, Heckes, Nagel and H. Singh and Mses. Bailey, Edwards and Tan to serve on the Company’s Board of Directors for a one-year term expiring at the Company’s annual meeting in 2025 by the votes indicated below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gary Hendrickson	127,190,335	6,965,085	4,949,593
Jesse Singh	132,357,224	1,798,196	4,949,593
Sallie B. Bailey	132,002,734	2,152,686	4,949,593
Pamela Edwards	132,738,248	1,417,172	4,949,593
Howard Heckes	131,954,432	2,200,988	4,949,593
Vernon J. Nagel	131,351,818	2,803,602	4,949,593
Harmit Singh	132,212,065	1,943,355	4,949,593
Fiona Tan	125,802,720	8,352,700	4,949,593

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024 was approved by the votes indicated below. There were no broker non-votes on this proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,574,930	380,646	1,149,437	0

Proposal No. 3: Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers by the votes indicated below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,622,369	28,452,399	80,652	4,949,593

Item 7.01 Regulation FD Disclosure.

On March 5, 2024, the Company issued a press release announcing the election of Fiona Tan to the Company's Board of Directors. A copy of the press release is attached to this report as Exhibit 99.1.

In addition, on March 4, 2024, Ms. Tan was appointed to the Company's audit committee.

The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated March 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The AZEK Company Inc.

Date: March 5, 2024	By:	/s/ Morgan Walbridge
Morgan Walbridge
Senior Vice President and Chief Legal Officer